UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 15, 2004
                        --------------------------------
                        (Date of earliest event reported)


                          Northwest Horizon Corporation
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


             NEVADA            333-111486             98-0407549
             ------            ----------             ----------
            State of           Commission            IRS Employer
         incorporation         File Number       Identification Number



                       413 de Cambridge , Laval QC H7K 3M9
             -------------------------------------------------------
                    (Address of principal executive offices)


                                Tel: 514-448-6710
                              --------------------
                           (Issuer's telephone number)

                    1000 de la Gauchetiere West, Suite 2400,
                            Montreal, Quebec H3B 4W5
          (Former name or former address, if changed since last report)

         Copies of all communications, including all communications sent to the agent for service, should be sent to:

                                 Joseph I. Emas

                             1224 Washington Avenue

                           Miami Beach, Florida 33139

                             Telephone: 305.531.1174

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On February 28, 2005, we completed our acquisition of Dairy Fresh Technologies Ltd., a Canadian company, pursuant to an Agreement and Plan of Merger, the form of which is attached as Exhibit 2.1 hereto. At the effective time of the merger, September 1, 2003, Dairy Fresh Technologies Ltd. will be merged with and into our wholly owned subsidiary, 6351492 CANADA INC., a Canadian corporation.

All of the outstanding shares of Dairy Fresh Technologies Ltd. common stock shall be converted by virtue of the merger at the Closing Date into shares of 6351492 CANADA INC. common stock (the "Merger Securities"), such shares retaining the right to convert to shares of our common stock. On or before the Closing Date, each Shareholder of Dairy Fresh Technologies Ltd. shall surrender their outstanding shares of Dairy Fresh Technologies Ltd. common stock existing immediately prior to the Closing Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Closing Date represented outstanding shares of Dairy Fresh Technologies Ltd. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Dairy Fresh Technologies Ltd. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist.

The foregoing description of the Agreement and Plan of Merger is qualified in its entirety by reference to the Agreement and Plan of Merger, the form of which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

This report contains forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and descriptions of such risks and uncertainties, see the reports filed by us with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.

The financial statements required by this Item 9(a) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.

(b)      Pro Forma financial information

The pro forma financial information required by this Item 9(b) will be filed by amendment to this Form 8-K within the period permitted by Item 9(a)(4) of Form 8-K.

(c)      Exhibits

         Exhibits          Description
         --------          -----------

         2.1 Agreement and Plan of Merger by and between Dairy Fresh Technologies Ltd., 6351492 CANADA INC. and Northwest Horizon Inc, dated February 28, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 4, 2005                           /s/ Francis Mailhot
                                              ----------------------------------
                                              Francis Mailhot
                                              President, CEO and Chairman
                                              Northwest Horizon Corporation Inc.